                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2001

                               BIO-VASCULAR, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-13907             41-1526554
----------------------------          ------------        -------------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
     of incorporation)                File Number)        Identification No.)

         2575 University Avenue
           St. Paul, Minnesota                        55114
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (651)603-3700
                                                           -------------


Item 4. Changes in Registrant's Certifying Accountants.

        On April 19, 2001, Bio-Vascular, Inc. (the "Company") concluded the services of its prior independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") and will name its new independent auditors through the subsequent filing of a Form 8-Ka upon the completion of their new client investigation procedures. This determination followed the Company's decision to seek proposals and competitive bids from independent accounting firms, including PricewaterhouseCoopers, with respect to the engagement of independent accountants to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2001. The decision to appoint new independent auditors while simultaneously concluding the services of PricewaterhouseCoopers was approved by the Company's Audit Committee of the Board of Directors.

        The reports of PricewaterhouseCoopers on the consolidated financial statements of the Company for its fiscal years ended October 31, 2000 and October 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through April 19, 2001, (i) there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement in connection with its reports for such periods (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

        The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through April 19, 2001, consulted with the new independent auditors regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor oral advice provided that the new independent auditors concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement or a Reportable Event.

        On April 19, 2001, the Company furnished PricewaterhouseCoopers with a copy of this Form 8-K and requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PricewaterhouseCoopers's letter to the Commission, dated April 20, 2001, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 7. Financial Statements and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits.

              16.1     Letter from PricewaterhouseCoopers LLP to the
                       Securities and Exchange Commission dated April 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 25, 2001

                                      BIO-VASCULAR, INC.


                                      By: /s/ Connie L. Magnuson
                                          -----------------------------
                                          Connie L. Magnuson
                                          Vice President of Finance and
                                          Chief Financial Officer

                                  EXHIBIT INDEX


16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 20, 2001.